                                                                    Exhibit 99.8
--------------------------------------------------------------------------------
                                                   Monthly Operating Report

------------------------------------------
CASE NAME:  AIRCRAFT LEASING, INC.                 ACCRUAL BASIS
------------------------------------------

------------------------------------------
CASE NUMBER:  400-42148-BJH-11                     02/13/95, RWD, 2/96
------------------------------------------

------------------------------------------
JUDGE:  BARBARA J. HOUSER
------------------------------------------

                        UNITED STATES BANKRUPTCY COURT

                          NORTHERN DISTRICT OF TEXAS

                                SIXTH DIVISION

                           MONTHLY OPERATING REPORT

                         MONTH ENDING: AUGUST 31, 2001


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Drew Keith                                     CHIEF FINANCIAL OFFICER
------------------------------------------------   -----------------------------
ORIGINAL SIGNATURE  OF RESPONSIBLE PARTY                    TITLE

DREW KEITH                                                9/20/2001
------------------------------------------------   -----------------------------
PRINTED NAME OF RESPONSIBLE PARTY                            DATE

PREPARER:

/s/ Kevin K. Craig                                 CONTROLLER, KITTY HAWK INC.
------------------------------------------------   -----------------------------
ORIGINAL SIGNATURE OF PREPARER                             TITLE

KEVIN K. CRAIG                                           9/20/2001
------------------------------------------------   -----------------------------
PRINTED NAME OF PREPARER                                    DATE

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------------
CASE NAME:  AIRCRAFT LEASING, INC.                           ACCRUAL BASIS-1
--------------------------------------------

--------------------------------------------
CASE NUMBER:  400-42148-BJH-11                          02/13/95, RWD, 2/96
--------------------------------------------

--------------------------------------------

COMPARATIVE BALANCE SHEET
---------------------------------------------------------------------------------------------------------------------
                                                SCHEDULE              MONTH            MONTH              MONTH
                                                                ----------------------------------------------------
ASSETS                                           AMOUNT             JULY, 2001       AUGUST, 2001
---------------------------------------------------------------------------------------------------------------------
1.  UNRESTRICTED CASH                        $           0       $          0      $          0           $  0
---------------------------------------------------------------------------------------------------------------------
2.  RESTRICTED CASH                          $           0       $    324,185      $    212,514           $  0
---------------------------------------------------------------------------------------------------------------------
3.  TOTAL CASH                               $           0       $    324,185      $    212,514           $  0
---------------------------------------------------------------------------------------------------------------------
4.  ACCOUNTS RECEIVABLE (NET)                $           0       $          0      $          0           $  0
---------------------------------------------------------------------------------------------------------------------
5.  INVENTORY                                $           0       $          0      $          0           $  0
---------------------------------------------------------------------------------------------------------------------
6.  NOTES RECEIVABLE                         $           0       $          0      $          0           $  0
---------------------------------------------------------------------------------------------------------------------
7.  PREPAID EXPENSES                         $           0       $          0      $          0           $  0
---------------------------------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST)                       ($33,904,344)        ($6,542,023)     ($5,020,650)          $  0
---------------------------------------------------------------------------------------------------------------------
9.  TOTAL CURRENT ASSETS                      ($33,904,344)        ($6,217,838)     ($4,808,136)          $  0
---------------------------------------------------------------------------------------------------------------------
10. PROPERTY, PLANT & EQUIPMENT              $  81,907,719       $  65,781,639     $ 59,410,269           $  0
---------------------------------------------------------------------------------------------------------------------
11. LESS:  ACCUMULATED
    DEPRECIATION / DEPLETION                 $  33,669,772       $  31,039,548     $ 31,319,613           $  0
---------------------------------------------------------------------------------------------------------------------
12. NET PROPERTY, PLANT &
    EQUIPMENT                                $  48,237,946       $  34,742,091     $ 28,090,656           $  0
---------------------------------------------------------------------------------------------------------------------
13. DUE FROM INSIDERS                        $           0       $           0     $          0           $  0
---------------------------------------------------------------------------------------------------------------------
14. OTHER ASSETS - NET OF
    AMORTIZATION (ATTACH LIST)               $           0       $           0     $          0           $  0
---------------------------------------------------------------------------------------------------------------------
15. OTHER (ATTACH LIST)                      $           0       $           0     $          0           $  0
---------------------------------------------------------------------------------------------------------------------
16. TOTAL ASSETS                             $  14,333,602       $  28,524,253     $ 23,282,520           $  0
---------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
---------------------------------------------------------------------------------------------------------------------
17. ACCOUNTS PAYABLE                                             $           0     $          0           $  0
---------------------------------------------------------------------------------------------------------------------
18. TAXES PAYABLE                                                $           0     $          0           $  0
---------------------------------------------------------------------------------------------------------------------
19. NOTES PAYABLE                                                $           0     $          0           $  0
---------------------------------------------------------------------------------------------------------------------
20. PROFESSIONAL FEES                                            $           0     $          0           $  0
---------------------------------------------------------------------------------------------------------------------
21. SECURED DEBT                                                 $           0     $          0           $  0
---------------------------------------------------------------------------------------------------------------------
22. OTHER (ATTACH LIST)                                          $   5,334,221     $  3,237,528           $  0
---------------------------------------------------------------------------------------------------------------------
23. TOTAL POSTPETITION
    LIABILITIES                                                  $   5,334,221     $  3,237,528           $  0
---------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
---------------------------------------------------------------------------------------------------------------------
24. SECURED DEBT                             $   2,811,382       $           0     $          0           $  0
---------------------------------------------------------------------------------------------------------------------
25. PRIORITY DEBT                            $           0       $           0     $          0           $  0
---------------------------------------------------------------------------------------------------------------------
26. UNSECURED DEBT                           $           0       $           0     $          0           $  0
---------------------------------------------------------------------------------------------------------------------
27. OTHER (ATTACH LIST)                      $   1,300,001       $   2,399,516     $  2,399,516           $  0
---------------------------------------------------------------------------------------------------------------------
28. TOTAL PREPETITION LIABILITIES            $   4,111,383       $   2,399,516     $  2,399,516           $  0
---------------------------------------------------------------------------------------------------------------------
29. TOTAL LIABILITIES                        $   4,111,383       $   7,733,737     $  5,637,044           $  0
---------------------------------------------------------------------------------------------------------------------
EQUITY
---------------------------------------------------------------------------------------------------------------------
30. PREPETITION OWNERS' EQUITY               $           0       $  12,789,185     $ 12,789,185           $  0
---------------------------------------------------------------------------------------------------------------------
31. POSTPETITION CUMULATIVE
    PROFIT OR (LOSS)                                             $   8,001,331     $  4,856,291           $  0
---------------------------------------------------------------------------------------------------------------------
32. DIRECT CHARGES TO EQUITY
    (ATTACH EXPLANATION)                                         $           0
---------------------------------------------------------------------------------------------------------------------
33. TOTAL EQUITY                             $           0       $  20,790,516     $ 17,645,476           $  0
---------------------------------------------------------------------------------------------------------------------
34. TOTAL LIABILITIES &
    OWNERS' EQUITY                           $   4,111,383       $  28,524,253     $ 23,282,520           $  0
---------------------------------------------------------------------------------------------------------------------
                                                                 $           0     $          0           $  0
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME:  AIRCRAFT LEASING, INC.                   ACCRUAL BASIS-2
---------------------------------------------

---------------------------------------------
CASE NUMBER:  400-42148-BJH-11                          02/13/95, RWD, 2/96
---------------------------------------------

----------------------------
INCOME STATEMENT
------------------------------------------------------------------------------------------------------------------------
                                                    MONTH               MONTH              MONTH         QUARTER
                                                 ---------------------------------------------------
REVENUES                                         JULY, 2001         AUGUST, 2001                          TOTAL
------------------------------------------------------------------------------------------------------------------------
1.      GROSS REVENUES                             $969,000             $969,000              $0       $1,938,000
------------------------------------------------------------------------------------------------------------------------
2.      LESS: RETURNS & DISCOUNTS                        $0                   $0              $0               $0
------------------------------------------------------------------------------------------------------------------------
3.      NET REVENUE                                $969,000             $969,000              $0       $1,938,000
------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
------------------------------------------------------------------------------------------------------------------------
4.      MATERIAL                                         $0                   $0              $0               $0
------------------------------------------------------------------------------------------------------------------------
5.      DIRECT LABOR                                     $0                   $0              $0               $0
------------------------------------------------------------------------------------------------------------------------
6.      DIRECT OVERHEAD                                  $0                   $0              $0               $0
------------------------------------------------------------------------------------------------------------------------
7.      TOTAL COST OF GOODS SOLD                         $0                   $0              $0               $0
------------------------------------------------------------------------------------------------------------------------
8.      GROSS PROFIT                               $969,000             $969,000              $0       $1,938,000
------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------
9.      OFFICER / INSIDER COMPENSATION                   $0                   $0              $0               $0
------------------------------------------------------------------------------------------------------------------------
10.     SELLING & MARKETING                              $0                   $0              $0               $0
------------------------------------------------------------------------------------------------------------------------
11.     GENERAL & ADMINISTRATIVE                         $0                   $0              $0               $0
------------------------------------------------------------------------------------------------------------------------
12.     RENT & LEASE                                     $0                   $0              $0               $0
------------------------------------------------------------------------------------------------------------------------
13.     OTHER (ATTACH LIST)                              $0           $5,736,370              $0       $5,736,370
------------------------------------------------------------------------------------------------------------------------
14.     TOTAL OPERATING EXPENSES                         $0           $5,736,370              $0       $5,736,370
------------------------------------------------------------------------------------------------------------------------
15.     INCOME BEFORE NON-OPERATING
        INCOME & EXPENSE                           $969,000          ($4,767,370)             $0      ($3,798,370)
------------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
------------------------------------------------------------------------------------------------------------------------
16.     NON-OPERATING INCOME (ATT. LIST)              ($870)             ($1,137)             $0          ($2,007)
------------------------------------------------------------------------------------------------------------------------
17.     NON-OPERATING EXPENSE (ATT. LIST)                $0                   $0              $0               $0
------------------------------------------------------------------------------------------------------------------------
18.     INTEREST EXPENSE                                 $0                   $0              $0               $0
------------------------------------------------------------------------------------------------------------------------
19.     DEPRECIATION / DEPLETION                   $439,564             $439,565              $0         $879,129
------------------------------------------------------------------------------------------------------------------------
20.     AMORTIZATION                                     $0                   $0              $0               $0
------------------------------------------------------------------------------------------------------------------------
21.     OTHER (ATTACH LIST)                       ($439,564)             $35,935              $0        ($403,629)
------------------------------------------------------------------------------------------------------------------------
22.     NET OTHER INCOME & EXPENSES                   ($870)            $474,363              $0         $473,493
------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------------------------------------
23.     PROFESSIONAL FEES                                $0                   $0              $0               $0
------------------------------------------------------------------------------------------------------------------------
24.     U.S. TRUSTEE FEES                                $0                   $0              $0               $0
------------------------------------------------------------------------------------------------------------------------
25.     OTHER (ATTACH LIST)                              $0                   $0              $0               $0
------------------------------------------------------------------------------------------------------------------------
26.     TOTAL REORGANIZATION EXPENSES                    $0                   $0              $0               $0
------------------------------------------------------------------------------------------------------------------------
27.     INCOME TAX                                 $387,948          ($2,096,693)             $0      ($1,708,745)
------------------------------------------------------------------------------------------------------------------------
28.     NET PROFIT (LOSS)                          $581,922          ($3,145,040)             $0      ($2,563,118)
------------------------------------------------------------------------------------------------------------------------
                                                         $0                   $0              $0

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME:  AIRCRAFT LEASING, INC.                   ACCRUAL BASIS-3
---------------------------------------------

---------------------------------------------
CASE NUMBER:  400-42148-BJH-11                         02/13/95, RWD, 2/96
---------------------------------------------

------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                   MONTH                MONTH           MONTH            QUARTER
                                                 --------------------------------------------------
DISBURSEMENTS                                    JULY, 2001         AUGUST, 2001                           TOTAL
------------------------------------------------------------------------------------------------------------------------
1.      CASH - BEGINNING OF MONTH                  $455,714             $324,185        $212,514         $455,714
------------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------
2.      CASH SALES                                       $0                   $0              $0               $0
------------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
------------------------------------------------------------------------------------------------------------------------
3.      PREPETITION                                      $0                   $0              $0               $0
------------------------------------------------------------------------------------------------------------------------
4.      POSTPETITION                                     $0                   $0              $0               $0
------------------------------------------------------------------------------------------------------------------------
5.      TOTAL OPERATING RECEIPTS                         $0                   $0              $0               $0
------------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
------------------------------------------------------------------------------------------------------------------------
6.      LOANS & ADVANCES (ATTACH LIST)                   $0                   $0              $0               $0
------------------------------------------------------------------------------------------------------------------------
7.      SALE OF ASSETS                                   $0                   $0              $0               $0
------------------------------------------------------------------------------------------------------------------------
8.      OTHER (ATTACH LIST)                            $870             $251,137              $0         $252,007
------------------------------------------------------------------------------------------------------------------------
9.      TOTAL NON-OPERATING RECEIPTS                   $870             $251,137              $0         $252,007
------------------------------------------------------------------------------------------------------------------------
10.     TOTAL RECEIPTS                                 $870             $251,137              $0         $252,007
------------------------------------------------------------------------------------------------------------------------
11.     TOTAL CASH AVAILABLE                       $456,584             $575,322        $212,514         $707,721
------------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
------------------------------------------------------------------------------------------------------------------------
12.     NET PAYROLL                                      $0                   $0              $0               $0
------------------------------------------------------------------------------------------------------------------------
13.     PAYROLL TAXES PAID                               $0                   $0              $0               $0
------------------------------------------------------------------------------------------------------------------------
14.     SALES, USE & OTHER TAXES PAID                    $0                   $0              $0               $0
------------------------------------------------------------------------------------------------------------------------
15.     SECURED / RENTAL / LEASES                        $0                   $0              $0               $0
------------------------------------------------------------------------------------------------------------------------
16.     UTILITIES                                        $0                   $0              $0               $0
------------------------------------------------------------------------------------------------------------------------
17.     INSURANCE                                        $0                   $0              $0               $0
------------------------------------------------------------------------------------------------------------------------
18.     INVENTORY PURCHASES                              $0                   $0              $0               $0
------------------------------------------------------------------------------------------------------------------------
19.     VEHICLE EXPENSES                                 $0                   $0              $0               $0
------------------------------------------------------------------------------------------------------------------------
20.     TRAVEL                                           $0                   $0              $0               $0
------------------------------------------------------------------------------------------------------------------------
21.     ENTERTAINMENT                                    $0                   $0              $0               $0
------------------------------------------------------------------------------------------------------------------------
22.     REPAIRS & MAINTENANCE                            $0                   $0              $0               $0
------------------------------------------------------------------------------------------------------------------------
23.     SUPPLIES                                         $0                   $0              $0               $0
------------------------------------------------------------------------------------------------------------------------
24.     ADVERTISING                                      $0                   $0              $0               $0
------------------------------------------------------------------------------------------------------------------------
25.     OTHER (ATTACH LIST)                              $0                   $0              $0               $0
------------------------------------------------------------------------------------------------------------------------
26.     TOTAL OPERATING DISBURSEMENTS                    $0                   $0              $0               $0
------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------------------------------------
27.     PROFESSIONAL FEES                          $132,399             $362,808              $0         $495,207
------------------------------------------------------------------------------------------------------------------------
28.     U.S. TRUSTEE FEES                                $0                   $0              $0               $0
------------------------------------------------------------------------------------------------------------------------
29.     OTHER (ATTACH LIST)                              $0                   $0              $0               $0
------------------------------------------------------------------------------------------------------------------------
30.     TOTAL REORGANIZATION EXPENSES              $132,399             $362,808              $0         $495,207
------------------------------------------------------------------------------------------------------------------------
31.     TOTAL DISBURSEMENTS                        $132,399             $362,808              $0         $495,207
------------------------------------------------------------------------------------------------------------------------
32.     NET CASH FLOW                             ($131,529)           ($111,671)             $0        ($243,200)
------------------------------------------------------------------------------------------------------------------------
33.     CASH - END OF MONTH                        $324,185             $212,514        $212,514         $212,514
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report
----------------------------------------
CASE NAME:  AIRCRAFT LEASING, INC.                    ACCRUAL BASIS-4
----------------------------------------

----------------------------------------
CASE NUMBER:  400-42148-BJH-11                         02/13/95, RWD, 2/96
----------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                   SCHEDULE           MONTH            MONTH             MONTH
                                                                 -------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                           AMOUNT         JULY, 2001       AUGUST, 2001
------------------------------------------------------------------------------------------------------------------------------
1.      0-30                                             $0                $0                 $0               $0
------------------------------------------------------------------------------------------------------------------------------
2.      31-60                                            $0                $0                 $0               $0
------------------------------------------------------------------------------------------------------------------------------
3.      61-90                                            $0                $0                 $0               $0
------------------------------------------------------------------------------------------------------------------------------
4.      91+                                              $0                $0                 $0               $0
------------------------------------------------------------------------------------------------------------------------------
5.      TOTAL ACCOUNTS RECEIVABLE                        $0                $0                 $0               $0
------------------------------------------------------------------------------------------------------------------------------
6.      AMOUNT CONSIDERED UNCOLLECTIBLE                  $0                $0                 $0               $0
------------------------------------------------------------------------------------------------------------------------------
7.      ACCOUNTS RECEIVABLE (NET)                        $0                $0                 $0               $0
------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------

AGING OF POSTPETITION TAXES AND PAYABLES                                   MONTH: AUGUST, 2001
                                                                                  ---------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
                                        0-30          31-60             61-90               91+
TAXES  PAYABLE                          DAYS           DAYS              DAYS               DAYS            TOTAL
-------------------------------------------------------------------------------------------------------------------------------
1.      FEDERAL                           $0             $0                $0                 $0               $0
-------------------------------------------------------------------------------------------------------------------------------
2.      STATE                             $0             $0                $0                 $0               $0
-------------------------------------------------------------------------------------------------------------------------------
3.      LOCAL                             $0             $0                $0                 $0               $0
-------------------------------------------------------------------------------------------------------------------------------
4.      OTHER (ATTACH LIST)               $0             $0                $0                 $0               $0
-------------------------------------------------------------------------------------------------------------------------------
5.      TOTAL TAXES PAYABLE               $0             $0                $0                 $0               $0
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
6.      ACCOUNTS PAYABLE                  $0             $0                $0                 $0               $0
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------

STATUS OF POSTPETITION TAXES                                               MONTH: AUGUST, 2001
                                                                                  ---------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
                                                  BEGINNING        AMOUNT                                ENDING
                                                     TAX        WITHHELD AND/           AMOUNT             TAX
FEDERAL                                          LIABILITY*      OR ACCRUED              PAID           LIABILITY
-------------------------------------------------------------------------------------------------------------------------------
1.      WITHHOLDING**                                    $0                $0                 $0               $0
-------------------------------------------------------------------------------------------------------------------------------
2.      FICA-EMPLOYEE**                                  $0                $0                 $0               $0
-------------------------------------------------------------------------------------------------------------------------------
3.      FICA-EMPLOYER**                                  $0                $0                 $0               $0
-------------------------------------------------------------------------------------------------------------------------------
4.      UNEMPLOYMENT                                     $0                $0                 $0               $0
-------------------------------------------------------------------------------------------------------------------------------
5.      INCOME                                           $0                $0                 $0               $0
-------------------------------------------------------------------------------------------------------------------------------
6.      OTHER (ATTACH LIST)                              $0                $0                 $0               $0
-------------------------------------------------------------------------------------------------------------------------------
7.      TOTAL FEDERAL TAXES                              $0                $0                 $0               $0
-------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
-------------------------------------------------------------------------------------------------------------------------------
8.      WITHHOLDING                                      $0                $0                 $0               $0
-------------------------------------------------------------------------------------------------------------------------------
9.      SALES                                            $0                $0                 $0               $0
-------------------------------------------------------------------------------------------------------------------------------
10.     EXCISE                                           $0                $0                 $0               $0
-------------------------------------------------------------------------------------------------------------------------------
11.     UNEMPLOYMENT                                     $0                $0                 $0               $0
-------------------------------------------------------------------------------------------------------------------------------
12.     REAL PROPERTY                                    $0                $0                 $0               $0
-------------------------------------------------------------------------------------------------------------------------------
13.     PERSONAL PROPERTY                                $0                $0                 $0               $0
-------------------------------------------------------------------------------------------------------------------------------
14.     OTHER (ATTACH LIST)                              $0                $0                 $0               $0
-------------------------------------------------------------------------------------------------------------------------------
15.     TOTAL STATE & LOCAL                              $0                $0                 $0               $0
-------------------------------------------------------------------------------------------------------------------------------
16.     TOTAL TAXES                                      $0                $0                 $0               $0
-------------------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report
---------------------------------------
CASE NAME:  AIRCRAFT LEASING, INC.                  ACCRUAL BASIS-5
---------------------------------------

---------------------------------------
CASE NUMBER:  400-42148-BJH-11                            02/13/95, RWD, 2/96
---------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                     MONTH: AUGUST, 2001
------------------------------------------                  -------------------
BANK  RECONCILIATIONS

-------------------------------------------------------------------------------------------------------------------
                                                 Account #1        Account #2         Account #3
-------------------------------------------------------------------------------------------------------------------
A.      BANK:
--------------------------------------------------------------------------------------------------
B.      ACCOUNT NUMBER:                                                                                     TOTAL
---------------------------------------------------------------------------------------------------
C.      PURPOSE (TYPE):
-------------------------------------------------------------------------------------------------------------------
1.      BALANCE PER BANK STATEMENT                       $0                                                    $0
-------------------------------------------------------------------------------------------------------------------
2.      ADD: TOTAL DEPOSITS NOT CREDITED                 $0                                                    $0
-------------------------------------------------------------------------------------------------------------------
3.      SUBTRACT: OUTSTANDING CHECKS                     $0                                                    $0
-------------------------------------------------------------------------------------------------------------------
4.      OTHER RECONCILING ITEMS                          $0                                                    $0
-------------------------------------------------------------------------------------------------------------------
5.      MONTH END BALANCE PER BOOKS                      $0                $0                 $0               $0
-------------------------------------------------------------------------------------------------------------------
6.      NUMBER OF LAST CHECK WRITTEN
-------------------------------------------------------------------------------------------------------------------

----------------------------------------------
INVESTMENT ACCOUNTS

-------------------------------------------------------------------------------------------------------------------
                                                    DATE OF         TYPE OF            PURCHASE          CURRENT
BANK, ACCOUNT NAME & NUMBER                        PURCHASE       INSTRUMENT             PRICE            VALUE
-------------------------------------------------------------------------------------------------------------------
7.      BANK ONE TRUST (ESCROW) 6801456800*        1/3/2000      MONEY MARKET         $3,625,000               $0
-------------------------------------------------------------------------------------------------------------------
8.      HSBC Bank USA (ESCROW) #10-876110         6/19/2000      MONEY MARKET         $3,560,463         $212,514
-------------------------------------------------------------------------------------------------------------------
9.
-------------------------------------------------------------------------------------------------------------------
10.
-------------------------------------------------------------------------------------------------------------------
11.     TOTAL INVESTMENTS                                                                                $212,514
-------------------------------------------------------------------------------------------------------------------

-----------------------------------------------
CASH

-------------------------------------------------------------------------------------------------------------------
12.     CURRENCY ON HAND                                                                                       $0
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
13.     TOTAL CASH - END OF MONTH                                                                        $212,514
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report
----------------------------------------
CASE NAME: AIRCRAFT LEASING, INC.                    ACCRUAL BASIS-6
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42148-BJH-11                           02/13/95, RWD, 2/96
----------------------------------------
                                                        MONTH: AUGUST, 2001
----------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
----------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

-------------------------------------------------------------------------------------------
                                           INSIDERS
-------------------------------------------------------------------------------------------
                                TYPE OF                    AMOUNT               TOTAL PAID
              NAME              PAYMENT                     PAID                 TO DATE
-------------------------------------------------------------------------------------------
1.      SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
-------------------------------------------------------------------------------------------
2.
-------------------------------------------------------------------------------------------
3.
-------------------------------------------------------------------------------------------
4.
-------------------------------------------------------------------------------------------
5.
-------------------------------------------------------------------------------------------
6.      TOTAL PAYMENTS
        TO INSIDERS                                           $0                 $0
-------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                        PROFESSIONALS
----------------------------------------------------------------------------------------------------------------------------------
                                  DATE OF COURT                                                                           TOTAL
                                ORDER AUTHORIZING           AMOUNT              AMOUNT            TOTAL PAID           INCURRED
               NAME                  PAYMENT               APPROVED              PAID               TO DATE           & UNPAID *
----------------------------------------------------------------------------------------------------------------------------------
1.   SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
----------------------------------------------------------------------------------------------------------------------------------
2.
----------------------------------------------------------------------------------------------------------------------------------
3.
----------------------------------------------------------------------------------------------------------------------------------
4.
----------------------------------------------------------------------------------------------------------------------------------
5.
----------------------------------------------------------------------------------------------------------------------------------
6.      TOTAL PAYMENTS
        TO PROFESSIONALS                                      $0                 $0                  $0                  $0
----------------------------------------------------------------------------------------------------------------------------------

*    INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

--------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                           SCHEDULED            AMOUNTS
                                                            MONTHLY              PAID                 TOTAL
                                                           PAYMENTS             DURING               UNPAID
             NAME OF CREDITOR                                 DUE                MONTH            POSTPETITION
-----------------------------------------------------------------------------------------------------------------
1.      FIRST SOURCE BANK (865001)                            $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
2.      FIRST SOURCE BANK (RPS)                               $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
3.      FIRST SOURCE BANK (AIA)                               $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
4.                                                                                                   $0
-----------------------------------------------------------------------------------------------------------------
5.                                                                                                   $0
-----------------------------------------------------------------------------------------------------------------
6.      TOTAL                                                 $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report
----------------------------------
CASE NAME:  AIRCRAFT LEASING, INC.                   ACCRUAL  BASIS-7
----------------------------------

----------------------------------
CASE  NUMBER:  400-42148-BJH-11                             02/13/95, RWD, 2/96
----------------------------------
                                                     MONTH: AUGUST, 2001
                                                            ------------

--------------------------------------
QUESTIONNAIRE
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
                                                                                             YES               NO
-------------------------------------------------------------------------------------------------------------------------------
1.      HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF                  X
        BUSINESS THIS REPORTING PERIOD?
-------------------------------------------------------------------------------------------------------------------------------
2.      HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN                  X
        POSSESSION ACCOUNT?
-------------------------------------------------------------------------------------------------------------------------------
3.      ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM                                   X
        RELATED PARTIES?
-------------------------------------------------------------------------------------------------------------------------------
4.      HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING                                   X
        PERIOD?
-------------------------------------------------------------------------------------------------------------------------------
5.      HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?                                 X
-------------------------------------------------------------------------------------------------------------------------------
6.      ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                            X
-------------------------------------------------------------------------------------------------------------------------------
7.      ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                            X
-------------------------------------------------------------------------------------------------------------------------------
8.      ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                        X
-------------------------------------------------------------------------------------------------------------------------------
9.      ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                              X
-------------------------------------------------------------------------------------------------------------------------------
10.     ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                                              X
-------------------------------------------------------------------------------------------------------------------------------
11.     HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                                       X
-------------------------------------------------------------------------------------------------------------------------------
12.     ARE ANY WAGE PAYMENTS PAST DUE?                                                                         X
-------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
a) $475,500 Loss on Sale of Engines; see notes on KHAirCargo Case #400-42142-BJH-11 for balance of transaction
-------------------------------------------------------------------------------------------------------------------------------
a) $362,808 Disbursement to Successor Trustee of (HSBC-Escrow) account for
   Professional Fees (transfer expense to KH Inc & KH Int'l)
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------
INSURANCE
-------------------------------------------------------------------------------------------------------------------------------
                                                                                              YES               NO
-------------------------------------------------------------------------------------------------------------------------------
1.      ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY                       X
        INSURANCE COVERAGES IN EFFECT?
-------------------------------------------------------------------------------------------------------------------------------
2.      ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                 X
-------------------------------------------------------------------------------------------------------------------------------
3.      PLEASE ITEMIZE POLICIES BELOW.
-------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                          INSTALLMENT PAYMENTS
-------------------------------------------------------------------------------------------------------------------------------
        TYPE  OF                                                                                      PAYMENT AMOUNT
         POLICY                      CARRIER                   PERIOD COVERED                         & FREQUENCY
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
        SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

---------------------------------------------
CASE NAME: AIRCRAFT LEASING, INC.                      FOOTNOTES SUPPLEMENT
---------------------------------------------

---------------------------------------------
CASE  NUMBER: 400-42148-BJH-11                         ACCRUAL BASIS
---------------------------------------------
                                               MONTH:        AUGUST, 2001
                                                     ------------------------

--------------------------------------------------------------------------------
ACCRUAL BASIS    LINE
 FORM NUMBER     NUMBER                     FOOTNOTE / EXPLANATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     2            13        SFAS 121 Writedown of $5,736,370 of Assets, due to
--------------------------------------------------------------------------------
                              USPS W-Net cancellation
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     3             8        All cash received into the subsidiary cash account
--------------------------------------------------------------------------------
                              is swept each night to Kitty Hawk, Inc. Master
--------------------------------------------------------------------------------
                              Account
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     3            31        All disbursements (either by wire transfer or
--------------------------------------------------------------------------------
                              check), including payroll, are disbursed out of
--------------------------------------------------------------------------------
                              the Kitty Hawk, Inc. controlled disbursement
--------------------------------------------------------------------------------
                              account.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     4             6        All assessments of uncollectible accounts receivable
--------------------------------------------------------------------------------
                              are done at Kitty Hawk, Inc.  All reserves are
--------------------------------------------------------------------------------
                              recorded at Inc. and pushed down to Inc.'s
--------------------------------------------------------------------------------
                              subsidiaries as deemed necessary.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     7             3        All insurance policies are carried in the name of
--------------------------------------------------------------------------------
                              Kitty Hawk, Inc. and its subsidiaries. Therefore,
--------------------------------------------------------------------------------
                              they are listed here accordingly.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report
    -----------------------------------
     CASE NAME: AIRCRAFT LEASING, INC.                ACCRUAL BASIS-Attachment
    -----------------------------------

    -----------------------------------
     CASE  NUMBER: 400-42148-BJH-11
    -----------------------------------
                                                    MONTH: AUGUST, 2001
                                                           ---------------------

MOR #      ITEM #   LIST OR EXPLANATION
1 - BS       8      a)  $50,000  Deposit for Retainer & Legal Fees from Bank One Trust to Lessor's Counsel
                    b)  ($5,070,650)  Intercompany Cummulative Receivable/Payable Credit Balance

1 - BS       22     a)  $3,237,528  Accrued Federal Income Taxes (Post-petition)

1 - BS       27     a)  $2,399,516  Accrued Taxes Payable (Pre-petition)

2 - IS       13     a)  $5,736,370  SFAS 121 Write-down of Assets, due to USPS W-Net cancellation

2 - IS       16     a)  $1,137  Interest Income (from HSBC -Escrow account)

2 - IS       21     a)  ($439,565) Credit for Allocation of A/C Costs to KH Cargo (vs I/C)
                    b)  $475,500 Loss on Sale of Engines

3 - CF       8      a)  $1,137  Interest Income (from HSBC-Escrow account)
                    b)  $250,000  I/C Transfer to HSBC-Escrow account from KH Int'l Sale Procedes account

4 - AP       T6     a)  Federal Income Taxes are now shown as Other Accrued Liabilities (due to deferred tax credits)

7 - QA       2      a)  $362,808  Disbursement to Successor Trustee of (HSBC-Escrow) account for Professional Fees, Transfer to KH
                        Inc & KH Int'l

--------------------------------------------------------------------------------